EXHIBIT 10.4

Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement (this “Agreement”) dated as of November 7, 2003 is made by and among INTERCEPT, INC., a Georgia corporation (the “Borrower”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement (as defined below)) (in such capacity, the “Administrative Agent”), each of the Lenders signatory hereto, and each of the Guarantors (as defined in the Credit Agreement) signatory hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of September 19, 2003, (as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; the capitalized terms used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower a revolving credit facility, including a letter of credit facility and a swing line facility; and

WHEREAS, each of the Guarantors has entered into a Guaranty pursuant to which it has guaranteed certain or all of the obligations of the Borrower under the Credit Agreement and the other Loan Documents; and

WHEREAS, the Borrower has requested that, among other amendments contemplated herein, and in connection with, and immediately prior to the effectiveness of, the assignments by Bank of America of a portion of its Commitment referred to below, the Administrative Agent and Bank of America increase the amount of the revolving credit facility by $10,000,000, resulting in Aggregate Commitments equal to the sum of $60,000,000; and

WHEREAS, each of the Guarantors wishes to reaffirm its guarantee of all the obligations of the Borrower, including but not limited to the increased amount of the revolving credit facility; and

WHEREAS, by their signature hereof, the Borrower and the Guarantors acknowledge the assignment, immediately subsequent to the effectiveness of this Agreement and the amendments contemplated herein, of a portion of the Commitment of Bank of America, as Lender, to each Lender party to an Assignment and Assumption dated as of the date hereof; and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend certain additional terms of the Credit Agreement, which the Administrative Agent and the Lenders party hereto are willing to do on the terms and conditions contained in this Agreement;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a) The definition of “Amendment No. 1” is hereby added to Section 1.01 to read in its entirety as follows:

“ ‘Amendment No.1’ means that certain Amendment No. 1 to Credit Agreement dated as of November 7, 2003 among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.”

(b) The definition of “Aggregate Commitments” is hereby deleted from Section 1.01 in its entirety and replaced with the following:

“ ‘Aggregate Commitments’ means the Commitments of all the Lenders as reduced pursuant to Section 2.06, which as of the Closing Date shall be equal to the sum of $60,000,000.”

(c) Section 7.11(b) is hereby deleted in its entirety and replaced with the following:

“(b) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio at any time to be greater than 1.50 to 1.00; provided, however, that if, at any time and during such time that Consolidated EBITDA for any period of four fiscal quarters of the Borrower shall be greater than $40,000,000, Borrower shall not permit the Consolidated Leverage Ratio to be greater than 1.75 to 1.00.”

(d) A new Section 10.19 is hereby added to read in its entirety as follows:

“10.19. USA Patriot Act Notice. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001))(the “Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Act.”

(e) Schedule 2.01 is hereby deleted in its entirety and replaced with a new Schedule 2.01 which is attached hereto as

Exhibit A.

2. Effectiveness; Conditions Precedent. The effectiveness of this Agreement and the amendments to the Credit Agreement provided in Paragraph 1 hereof are all subject to the satisfaction of each the following conditions precedent:

(a) The Administrative Agent shall have received each of the followingdocuments or instruments in form and substance reasonably acceptable to the

2

Administrative Agent:

(i) four (4) original counterparts of this Agreement, duly executed by the Borrower, the Administrative Agent, each Guarantor and the Required Lenders, together with all schedules and exhibits thereto duly completed;

(ii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of a Responsible Officer of each Loan Party as the Administrative Agent may require;

(iii) a favorable opinion of Nelson Mullins Riley & Scarborough, L.L.P., counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to such matters concerning the Loan Parties and this Agreement as the Required Lenders may reasonably request; and

(iv) such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably request.

(b) All fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

3. Effectiveness; Conditions Subsequent. The effectiveness of this Agreement and the amendments to the Credit Agreement provided for in Paragraph 1 hereof are all subject to the satisfaction of the following condition subsequent:

The effectiveness of the assignment by Bank of America of a portion of its Commitment to each of The Bankers Bank, Washington Mutual Bank, F.A., First Tennessee Bank National Association and Regions Bank pursuant to an Assignment and Assumption dated as of the date hereof.

4. Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the amendments and other matters set forth herein and hereby confirms and ratifies in all respects the Guaranty to which such Guarantor is a party (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments, waivers and consents contemplated hereby) and the enforceability of such Guaranty against such Guarantor in accordance with its terms.

5. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a) The representations and warranties made by the Borrower in Article V of the Credit Agreement and in each of the other Loan Documents to which it is a party are true

3

and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

(b) Since September 19, 2003, no act, event, condition or circumstance has occurred or arisen which, singly or in the aggregate with one or more other acts, events, occurrences or conditions (whenever occurring or arising), has had or could reasonably be expected to have a Material Adverse Effect;

(c) The Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

(d) This Agreement has been duly authorized, executed and delivered by the Borrower and Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(e) After giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.

6. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

7. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Georgia applicable to contracts executed and to be performed entirely within such State.

8. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

9. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Guarantors and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.07 of the Credit Agreement.

[Signature pages follow.]

4

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER: INTERCEPT, INC.

By:	/s/ Scott R. Meyerhoff

Name: Title:	Scott R. Meyerhoff Chief Financial Officer, Senior Vice President and Secretary

Amendment No. 1

Signature Page 1

GUARANTORS:

INTERCEPT COMMUNICATIONS TECHNOLOGIES, INC.

By:	/s/ Scott R. Meyerhoff
Name:	Scott R. Meyerhoff
Title:	Chief Financial Officer and Secretary

INTERCEPT DATA SERVICES, INC.

By:	/s/ Scott R. Meyerhoff
Name:	Scott R. Meyerhoff
Title:	Chief Financial Officer and Secretary

DPSC ACQUISITION CORP.

By:	/s/ Scott R. Meyerhoff
Name:	Scott R. Meyerhoff
Title:	Chief Financial Officer, Secretary and Treasurer

C-TEQ, INC.

By:	/s/ Scott R. Meyerhoff
Name:	Scott R. Meyerhoff
Title:	Chief Financial Officer and Secretary

ICPT ACQUISITION I, LLC

By:	/s/ Scott R. Meyerhoff
Name:	Scott R. Meyerhoff
Title:	Chief Financial Officer, Senior Vice President and Secretary

Amendment No.1

Signature Page 2

INTERCEPT SERVICES, LLC

By:	/s/ Scott R. Meyerhoff
Name:	Scott R. Meyerhoff
Title:	Chief Financial Officer, Secretary and Treasurer

INTERCEPT PAYMENT SOLUTIONS, INC.

By:	/s/ Scott R. Meyerhoff
Name:	Scott R. Meyerhoff
Title:	Chief Financial Officer, Secretary and Treasurer

INTERCEPT TX I, LLC

By:	/s/ Scott R. Meyerhoff
Name:	Scott R. Meyerhoff
Title:	Chief Financial Officer, Secretary and Treasurer

INTERCEPT OUTPUT SOLUTIONS, LP

By:	InterCept TX I, LLC, its general partner

	By:	/s/ Scott R. Meyerhoff
	Name:	Scott R. Meyerhoff
	Title:	Chief Financial Officer, Secretary and Treasurer

INTERCEPT SUPPLY, LP

By:	InterCept TX I, LLC, its general partner

	By:	/s/ Scott R. Meyerhoff
	Name:	Scott R. Meyerhoff
	Title:	Chief Financial Officer, Secretary and Treasurer

Amendment No.1

Signature Page 3

INTERNET BILLING COMPANY, LLC

By:	/s/ Scott R. Meyerhoff
Name:	Scott R. Meyerhoff
Title:	Chief Financial Officer, Secretary and Treasurer

Amendment No.1

Signature Page 4

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Michael Brashler
Name:	Michael Brashler
Title:	Vice President

Amendment No.1

Signature Page 5

LENDER:

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Brian L. Martin
Name:	Brian L. Martin
Title:	Vice President

Amendment No.1

Signature Page 6

EXHIBIT A

SCHEDULE 2.01

COMMITMENTS

AND PRO RATA SHARES

Lender	Commitment	Pro Rata Share
Bank of America, N.A.
Total	$60,000,000	100.000000000%

Amendment No.1

Signature Page 7